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Exhibit 13

CERTIFICATION PURSUANT TO
SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Preem Holdings AB (publ) (the "Company"), does hereby certify to such officer's knowledge that:

        The Annual Report on Form 20-F for the year ended December 31, 2004 (the "Form 20-F") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2005

By:	/s/ KARIM KARAMAN Name: Karim Karaman Title: Managing Director

Date: April 28, 2005

By:	/s/ PER HÖJGÅRD Name: Per Höjgård Title: Chief Financial Officer

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CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002